SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2004

SECURITY LAND AND DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-7865	58-1088232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2816 Washington Road, #103, Augusta, Georgia		30909
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (706) 736-6334

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 23, 2004, Security Land and Development Corporation (the “Company”) received the resignation of its independent auditors, Cherry, Bekaert & Holland, L.L.P., which had served as principal independent auditors for the Company since August 6, 1996, and on August 23, 2004 authorized the engagement of Elliott Davis, LLC as its independent auditors for the fiscal year ending September 30, 2004. Each of these actions was approved by the Board of Directors of the Company.

Cherry, Bekaert & Holland, L.L.P. audited the financial statements for the Company for the fiscal years ended September 30, 2003 and 2002. The audit reports of Cherry, Bekaert & Holland, L.L.P. for the years ended September 30, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal years ended September 30, 2003 and 2002 and during subsequent interim periods preceding the resignation, there were no disagreements with Cherry, Bekaert & Holland, L.L.P. on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Cherry, Bekaert & Holland, L.L.P., would have caused it to make reference to the subject matter of the disagreement in its report.

Further, prior to the engagement of Elliott Davis, LLC, neither the Company nor any of its representatives sought the advice of Elliott Davis, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

In connection with the audits of the fiscal years ended September 30, 2003 and 2002, and during subsequent interim periods preceding the resignation, Cherry, Bekaert & Holland, L.L.P did not advise the Company that:

(i)	internal controls necessary for the Company to develop reliable financial statements did not exist;

(ii)	information had come to its attention that led it to no longer be able to rely on management’s representations, or that made it unwilling to be associated with the financial statements prepared by management; or

(iii)	there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

The Company requested that Cherry, Bekaert & Holland, L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Description
16.1	Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY LAND AND DEVELOPMENT CORPORATION

August 26, 2004	/s/ T. Greenlee Flanagin
T. Greenlee Flanagin President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter regarding change in certifying accountant.